UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026 (May 14, 2026)

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Brand Engagement Network Inc. (the “Company”) on April 22, 2026, the Company entered into a letter agreement with HighTide Energy, Inc. d/b/a Accelevate Solutions (“Accelevate”) regarding a strategic investment and commercial collaboration (the “Letter Agreement”).

On May 14, 2026, the Company entered into a definitive Reseller Agreement (the “Commercial Agreement”) with Accelevate.

Commercial and Reseller Agreements

On May 14, 2026, the Company executed a definitive Reseller Agreement with Accelevate. This agreement significantly expands the Company’s footprint in Africa. Through its subsidiary SKYE AI USA, LLC, the Company secured exclusive rights for the territory of the African continent and all countries within for an initial term of five (5) years. This exclusivity remains subject to annual renewal based on minimum revenue thresholds applicable to subsequent consecutive years.

Under the terms of this agreement, the licensor of the respective technology is entitled to 35% of the gross revenue (excluding hardware) generated from such sales. The agreement also establishes a joint Pricing Committee and include standard provisions for indemnification and confidentiality.

The foregoing description of the Commercial Agreement does not purport to be complete and is qualified in its entirety by reference to the redacted text of the Agreement, a copy of which is filed (with certain portions redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K and certain schedules and exhibits omitted in accordance with Item 601(b)(2) of Regulation S-K) as Exhibit 10.2 and hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

●	10.1	Letter Agreement dated April 21, 2026
●	10.2	Reseller Agreement (Africa), dated May 14, 2026
●	104	Cover Page Interactive Data File (Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network Inc.

Dated: May 18, 2026	By:	/s/ Tyler Luck
	Name:	Tyler Luck
	Title:	Chief Executive Officer